Exhibit 99.2
Investor Meeting September 23, 2005 8:30 a.m. Marriott Marquis New York City

This presentation contains certain forward-looking statements based on expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed by such statements. These risks and uncertainties, outlined in Goodyear's filings with the Securities and Exchange Commission (SEC), including its Form 10-K for the year ended 2004 and the Form 10-Q for the quarter ended June 30, 2005, include the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for the Company's products and services; increases in the prices paid for raw materials and energy; the Company's ability to successfully implement its turnaround strategy for the North American Tire Segment; the Company's ability to successfully introduce new offerings on a timely and cost- effective basis; potential adverse consequences of litigation involving the Company, including litigation related to discontinued products and litigation arising out of the restatement of the Company's financial statements; possible actions taken by the SEC related to its investigation into the facts and circumstances surrounding the restatement; the Company's ability to realize anticipated savings and operational benefits from its labor agreement with the United Steelworkers of America; the ability of the Company to refinance its debt and the affects of more general factors such as changes in general market or economic conditions or in legislation, regulation or public policy. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Strategic Overview Bob Keegan Chairman of the Board & Chief Executive Officer

2005 Metrics SOM Reconciliation on page 85 EBITDA Reconciliation on page 86 2005 Metrics YTD 2005 Revenue per Tire 4% 18% Cost Savings $1 to 1.5 billion At least $1 billion North American Segment Operating Margin 5% 1.5% Total Segment Operating Margin 1 6% 6.2% Total Segment Operating Return on Invested Capital1 15-18% 21% Debt Reduction2 3.4 X EBITDA

7 Strategies Leadership Lower Cost Structure Cash is King Leveraged Distribution Build Brand Strength Product Leadership Advantaged Supply Chain

Next Stage Metrics 2002 2005 Sustainability, Improvement in NAT Next Stage Metrics North American Segment Operating Margin1 (0.3)% 1.5% 5% Total Segment Operating Margin1 2.6% 6.2% 8% Debt2 5.4 x EBITDA2 as of 6/03 3.4 x EBITDA 2.5 X EBITDA SOM Reconciliation on page 85 EBITDA Reconciliation on page 86

Bob Keegan Strategic overview Arthur de Bok European Union success story Jon Rich North America's progress Larry Mason/ Growing the business with Arthur de Bok consumer-driven innovation Rich Kramer: Cost reduction Capital structure improvement plan Metrics for the next stage Bob Keegan Closing remarks Q&A Agenda

European Union Success Story Arthur de Bok President - European Union

European Union Overview Market Estimate % of HP content Replacement OE Private Label Goodyear (2004) Volume Revenue Associates Plants Retail Outlets * Truck Centers ** 193 million 80 million 5% Total 18,000 13 337 1,700 18.9 million 43.9 million * Company owned ** 90% Franchise 42% 56% $4.5 billion Units in Millions

EU Performance Recap 2002 2003 2004 1H '04 1H '05 Revenue 3319 3921.5 4476 2171 2376 101 130 253 127 192 3319 3921.5 4476 2171 2376 Segment Operating Income 101 130 253 127 192 Performance driven by strategic choices 2002 2003 2004 1H '04 1H '05 Revenue per Tire Index (Excl. FX) 100 99 104 100 107 $(Millions)

Establishing a Base for Success Low Cost Capacity Debica (Poland) 15 mm units of capacity Sava (Slovenia) 7 mm units of capacity

Establishing a Base for Success Low Cost Capacity SRI Alliance Debica (Poland) 15 mm units of capacity Sava (Slovenia) 7 mm units of capacity Obtain the Dunlop Brand Clearly #2 in Europe #1 in Germany

5 year period 4 plants closed Almost 29% capacity reduction Increased capacity in Eastern Europe Establishing a Base for Success Low Cost Capacity SRI Alliance Manufacturing Footprint Debica (Poland) 15 mm units of capacity Sava (Slovenia) 7 mm units of capacity Obtain the Dunlop Brand Clearly #2 in Europe #1 in Germany

4 plants closed 5 year period Almost 30% capacity reduction Increased capacity in Eastern Europe Establishing a Base for Success Low Cost Capacity SRI Alliance Manufacturing Footprint Brand Rationalization Debica (Poland) 15 mm units of capacity Sava (Slovenia) 7 mm units of capacity Eliminated 9 brands Focus on key brands ^ ^ Obtain the Dunlop Brand Clearly #2 in Europe #1 in Germany

Established sustainable business model that is driving profit improvement '95 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 East 210 197 192 85 43 101 130 253 315 347 385 427 474 Where To Play 7 Strategies Establishing a Base for Success Segment Operating Income Low Cost Capacity SRI Alliance Brand Rationalization Reduce High Cost Capacity

Where to Play High performance Ultra-high performance Winter tires 4x4 20% of the market - 80% of the profits

7 Strategies: Leadership PBU Structure Consumer Commercial Leadership Team Outside talent Inside talent New skills Market driven mindset

Eagle F1 Wrangler HP All Weather 7 Strategies: Product Leadership Ultra High Performance High Performance 4x4 Winter 2002 2005 2004 2003 Annual high impact product launches lead the market with innovation 2006 - 2008 More to Come...!

7 Strategies : Build Brand Strength Dunlop and Goodyear Positioning More attracted by performance Premium More attracted by security/safety Goodyear Championing innovation Dunlop Exhilarating performance Value Knowledgeable Drivers Two distinct premium brands

'04 Results: Improved Product and Brand Mix STD HVA 2006 0.22 0.78 Improving profitability by growing in target markets and channels STD HVA 2006 0.34 0.66 High Performance High Performance Standard Standard Revenue Per Tire Index: 2002 = 100 2005 = 111

Number one position in key market segments Results: Winning in the Market Place Winning in the Market Place Winning in the Market Place

7 Strategies: Lower Cost Structure BTO - Business Transformation Outsourcing Consolidate back office Reduce legal entities Centralize logistics Reduce high cost capacity

Strategies: People/PBU structure New products Cost reductions Results: Quality improvements Service -- new stream of revenue and earnings New customers -- especially OE (Scania, Volvo) Strategies and Results: Commercial Truck

Building on Success Top-line growth opportunity Capitalizing on market trends Opportunity for lower cost manufacturing capacity Outstanding team Formidable competitor in truck

Strategies remain the key drivers '95 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 East 210 197 192 85 43 101 130 253 315 347 385 427 474 Where To Play 7 Strategies European Success Story Segment Operating Income Low Cost Capacity SRI Alliance Brand Rationalization Reduce High Cost Capacity Future Profitability Drivers More new products Focus on high end markets Rationalize capacity Leverage low cost sourcing Back office consolidation

North America's Progress Jon Rich President, North American Tire

NAT Operations Overview $8 Billion sales 25,000 Employees ~100mm Units Capacity

NAT Performance Recap 2002 2003 2004 1H '04 1H '05 Revenue 7097.75 7279.18 8568.6 4108.82 4433.95 101 130 253 127 192 3319 3921.5 4476 2171 2376 SOI 21.5 -101.74 73.38 16.55 65.72 2002 2003 2004 1H '04 1H '05 Revenue per Tire 64.57 66.66 76.62 74.67 80.88 Turnaround driven by strategic choices $(Millions) Seven consecutive quarters of NAT operating income improvement

Success to Date Progress being made... Clear strategies...working 7 Strategies Leadership Lower Cost Structure Cash is King Leveraged Distribution Build Brand Strength Products Leadership Advantaged Supply Chain

Customer / Supply Chain Rebuilt dealer relationship Quality initiative Significantly improved off- highway business North American Tire Key Elements of Success to Date Product / Brand Successful new products Goodyear brand improvement Leveraging NASCAR Success in truck tires Cost / Cash +$200million of price/mix improvement since 2003 Overcoming raw materials, energy, transportation cost increases USW relationship Leadership Larry Mason Chuck Mick Steve McClellan Many Others Sound leadership decisions

Leadership Lower Cost Structure Cash is King Leveraged Distribution Build Brand Strength Products Leadership Advantaged Supply Chain Stay the course with our strategies 7 Strategies Metrics: 5% SOI Margin Success to Date.... But What About the Future?

Earnings Improvement Service Income Manufacturing Footprint Legacy Reductions Growth Mix Price Cost Improvement Multiple opportunities Drivers of Earnings Improvement

Tire size (205/65/R15) Goodyear Assurance TripleTred $105 Goodyear Regatta $87 Dunlop Sport A2 $80 Tier II $75 Private Label $35 Tires are not a commodity Mix Up to Margin Improvements Retail Prices

Goals: 15% of units from products less than 3 years old Raise OE loyalty >10% New Product Vitality Drives Mix Incremental Margin Improvement $10-20 per unit

Assurance featuring ComforTred technology Assurance featuring TripleTred technology Fortera featuring SilentArmor Technology Wrangler featuring SilentArmor Technology Fortera featuring TripleTred technology New Products: Innovation as Competitive Differentiator

OE RP Wheel Related Tread Rubber Retred (#1,2,3) 9598 8870 Original Equipment Sale Replacement Sale Tread Rubber Sale Retread Sale #2 Retread Sale #3 Profit Cycle Retread Sale #1 Service Service Service Service Services Products "Cradle to Grave" Model Generates Service Opportunities Truck Tire Industry $18 billion Goal: 50% service Expand concept to other business Building New Business: Expanding Truck Business Model

Business Lean Six Sigma Training Productivity Investments Product / Process Redesign Cost Reductions: Goodyear Business Process Improvement

? Create High Margin New Product ? Outsource Low Technology Lines ? Rationalize Underperforming Lines/Customers ? Close Non-Productive Plants Create a Competitive Sourcing Strategy Right Manufacturing Footprint

USW labor negotiations July 2006 Controlling Legacy Costs Pension Stop increase Fund liability Cap defined benefit Start new Healthcare Hold FAS 106 Shared sacrifice Improve safety performance Legal reform

North American Summary: Keys to Winning 7 strategic drivers plus... Growth Service businesses Cost/productivity Right manufacturing footprint USW relationship Strategy + Execution = Success Earnings metrics achievable... Timing depends on many factors

Growing The Business With Consumer-Driven Innovation Larry Mason President, Consumer Tires North America Arthur DeBok President, European Union

President, European Union P&G Marketing background Grounded in European markets Led and grew big brands Experience differentiating in crowded categories categories categories categories categories categories categories Arthur de Bok

President, Consumer Tires NA P&G Sales & Marketing Background Brand Manager Built China customer base to lead turnaround Sales Director, Wal-Mart Team Larry Mason

Bringing consumer insights to life in the Tire category

Market in Transition 17" Wheel Diameter 14" Wheel Diameter Traditional Speed Ratings W, Y & Z Speed Ratings source:Internal GY forecasts

Clearly define target segments and understand where the market is going

Develop thorough understanding of consumer needs, then create technologies to address them

Develop thorough understanding of consumer needs, then create technologies to address them

Create Solutions: True Added Value

Bring to Life in a Relevant Way Right Message at the Right Time Relevant Innovation Vehicle-Specific Selling Points

Bring to Life in a Relevant Way Right Message at the Right Time Print Ads Point of Sale Material

Results Source: Goodyear self supporting tires line up Benchmark database

Develop thorough understanding of consumer needs

Create Solutions - True Added Value Create Solutions - True Added Value Create Solutions - True Added Value

Bring to Life in a Relevant Way Outer Dry zone Ice zone Water zone

Most successful tire launch in Goodyear Brand history Almost 4 million sold to date Results

One of the fastest growing segments Target Segment

Develop thorough understanding of consumer needs

Create Solutions - True Added Value

Bring to Life in a Relevant Way

Results

Fortera SilentArmor "20 Seriously Hot Products That (Almost) Speak for Themselves." - Popular Science

Bringing consumer insights to life in the Tire category

Cost Savings Capital Structure Improvement Plan Metrics for the Next Stage Rich Kramer, Executive Vice President and Chief Financial Officer

2001 872 2002 363 2003 419 2004 945.5 1H '04 435 1H '05 608 Growth 40% ($ in millions) 2001 14162 2002 13856 2003 15122 2004 18370 1H '04 8821 1H '05 9759 Growth 11% ($ in millions) Revenue Total Segment Operating Income CAGR 61% CAGR 15% 1) Reconciliation on page 87 Strong Global Financial Performance $18,370

Performance Recap 2002 2003 2004 1H '04 1H '05 Revenue 531.3 581.8 1311.91 650.57 708.88 101 130 253 127 192 3319 3921.5 4476 2171 2376 SOI 43.76 49.87 61.06 24.99 39 2002 2003 2004 1H '04 1H '05 Revenue 807.1 1073.4 1278.99 583.75 681.82 101 130 253 127 192 3319 3921.5 4476 2171 2376 SOI 93.2 146.6 193.83 88.36 95.73 $(Millions) 2002 2003 2004 1H '04 1H '05 Revenue 947.7 1041 1245.42 594.02 729.01 101 130 253 127 192 3319 3921.5 4476 2171 2376 SOI 107.59 148.55 251.3 123.44 164.18 2002 2003 2004 1H '04 1H '05 Revenue 1126.31 1203.75 1470.4 712.77 828.77 101 130 253 127 192 3319 3921.5 4476 2171 2376 SOI 38.99 46.85 113.22 54.71 51.14

Cost of Goods Sold Walk: Cost Savings $(Millions) 1H 2003 1H 2005 Volume Currency Raw Material Price/ Mix FIN 46 EPD Estimated Cost Savings Estimated Inflation* $6,005 $7,764 $1,760 * Estimated inflation includes inflation on wages, benefits and indirect materials $500mm annual savings to offset cost headwinds

Continuous Improvement Reduce Footprint Asian Sourcing Selling, Administrative & General Cost Reduction Initiatives

Reduce Footprint Asian Sourcing Selling, Administrative & General Continuous Improvement Safety Business Process Improvements (Productivity, Six Sigma, Lean) Product Reformulation Estimated Savings: $350M - $450M Cost Reduction Initiatives

Continuous Improvement Asian Sourcing Reduce Manufacturing Footprint Estimated Savings: $100M - $150M Global high cost footprint focus Target 3 year 8%-12% footprint reduction $150 - $250M cash cost Ongoing effort beyond 2008 Selling, Administrative & General Cost Reduction Initiatives

Continuous Improvement Reduce Footprint Asian Sourcing Low Cost Tires Raw Materials Indirect Purchases Capital Equipment Estimated Savings: $150M - $200M Selling, Administrative & General Cost Reduction Initiatives

Continuous Improvement Reduce Footprint Asian Sourcing Cost Reduction Initiatives Estimated Savings: $150M - $200M Back-office Consolidation Legal Entity Reduction Headcount Rationalization Warehouse Consolidation Selling, Administration & General

Target $750M-$1.0B gross cost reduction by 2008 to drive 8% Segment Operating Margin metric Continuous Improvement Reduce Footprint Asian Sourcing Estimated Savings: $350M - $450M Estimated Savings: $150M - $200M Estimated Savings: $100M - $150M Estimated Savings: $150M - $200M Back-office Consolidation Legal Entity Reduction Headcount Rationalization Warehouse Consolidation Low Cost Tires Raw Materials Indirect Purchases Capital Equipment Safety Business Process Improvements (Productivity, Six Sigma, Lean) Product Reformulation Global high cost footprint focus Target 3 year 8%-12% footprint reduction $150 - $250M cash cost Ongoing effort beyond 2008 Selling, Administrative & General Cost Reduction Initiatives

Plantations Wingtack Adhesive Resins North American Farm Tire Engineered Products - Complete - Complete - Pending - Announced Funding Our Growth: Cash Generation Portfolio Actions

Funding Our Growth: Cash Generation Portfolio Actions + Working Capital Reduction Manage collections / reduce cycle Vendor managed inventory / direct ship Supplier relationships

Cash Generation Investment Priorities Portfolio Actions Restructuring / Productivity Capital Spending R&D Investment Debt Reduction + Pension Marketing Cash to Fund Working Capital Reduction + Funding Our Growth

Capital Structure Improvement Plan $(Billions) EBITDA Reconciliation on page 87

Deposit Funded Credit Facility Euro Facilities Credit facilities Notes A/R facility Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 650 650 457 1107 2006 1950 387 2337 2007 680 680 300 980 2008 100 100 2009 0 2010 2011 650 >2011 149 * Note: Excludes capital leases and other domestic and international debt; Amounts include undrawn R/Cs and deposit funded credit facility which do not appear as debt on Goodyear's financial statements. Debt and credit facility maturity schedule (6/30/03) Debt and credit facility maturity schedule (6/30/05) $ in millions Deposit Funded Credit Facility Credit facilities Euro Facilities ABL 2nd Lien TL Notes A/R Securitization Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2005 0 0 2006 342 342 2007 300 300 2008 100 100 2009 332 2010 500 3350 650 1200 3350 2011 300 1298 1598 >2011 899 Lengthen Debt Maturities $(Millions) $(Millions)

Significant use of cash over next several years Existing legislation expires December 2005 Path unclear Pension

What's Next? Improved operating performance Working capital reduction Asset sales Potential equity offering Stronger Balance Sheet

Next Stage Metrics 2002 2005 Sustainability, Improvement in NAT Next Stage Metrics North American Segment Operating Margin (0.3)% 1.5% 5% Total Segment Operating Margin1 2.6% 6.2% 8% Debt2 5.4 x EBITDA2 as of 6/03 3.4 x EBITDA 2.5 X EBITDA SOM Reconciliation on page 85 EBITDA Reconciliation on page 86

Closing Bob Keegan

Questions and Answers

Reconciliation for Segment Operating Income

1) Excess Cash Rationalization Charges is a defined term in companies primary credit facilities. Consolidated EBITDA Reconciliation